As filed with the Securities and Exchange Commission on May 16, 2003

                                                  Securities Act File No. 333-
                                          Investment Company Act File No. 811-
==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM N-2
[X]        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]                     PRE-EFFECTIVE AMENDMENT NO.

[ ]                     POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR

[X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]                            AMENDMENT NO.
                       (Check appropriate box or boxes)
                                ---------------

               MUNI CALIFORNIA INTERMEDIATE DURATION FUND, INC.
              (Exact Name of Registrant as Specified in Charter)

                                ---------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

                                ---------------

                                (609) 282-2800
             (Registrant's Telephone Number, Including Area Code)

                                ---------------

                                Terry K. Glenn
               Muni California Intermediate Duration Fund, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                                ---------------

                                  Copies to:
     Andrew J. Donohue, Esq.                  Laurin Blumenthal Kleiman, Esq.
   FUND ASSET MANAGEMENT, L.P.                SIDLEY AUSTIN BROWN & WOOD LLP
           P.O. Box 9011                           787 Seventh Avenue
 Princeton, New Jersey 08543-9011               New York, New York 10019

                            ----------------------

 Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

                            ----------------------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

                            ----------------------

                                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================================================================================================
                                                                                  Proposed
                                                            Proposed              Maximum
           Title of                     Amount               Maximum             Aggregate             Amount of
       Securities Being                 Being            Offering Price           Offering           Registration
          Registered                Registered(1)          Per Unit(1)            Price(1)              Fee(2)
----------------------------------------------------------------------------------------------------------------------

    Common Stock ($.10 par
     value)...............          66,667 shares            $15.00              $1,000,005               $81
======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Previously paid. Transmitted prior to the original filing date to the designated lockbox at Mellon Bank in Pittsburgh, PA.

The Registrant hereby amends this Registration Statement on such date or dates as may become necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                             Subject To Completion
                   Preliminary Prospectus dated May 16, 2003
PROSPECTUS
----------

                             _____________ Shares

               Muni California Intermediate Duration Fund, Inc.

                                 Common Stock
                                ---------------

     Muni California Intermediate Duration Fund, Inc. is a newly organized, non-diversified, closed-end fund. The primary investment objective of the Fund is to provide stockholders with high current income exempt from Federal and California income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes. The Fund intends to invest in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal market conditions and after the initial investment period following this offering, at least 80% of the Fund's net assets will be invested in municipal obligations with a duration of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. Under current market conditions, the Fund expects to invest primarily in municipal obligations that are rated investment grade. There can be no assurance that the Fund's investment objective will be realized.
                                                 (continued on following page)

     Investing in the Fund's common stock involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page 8 of this prospectus.

                                                                                        Per Share          Total
                                                                                      -------------      ----------
Public offering price.........................................................            $15.00            $
Underwriting discount.........................................................            $                 $
Proceeds, before expenses, to the Fund........................................            $                 $

     The underwriters may also purchase up to an additional _______ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares will be ready for delivery on or about ___________, 2003.

                                ---------------

                              Merrill Lynch & Co.

                   [names of underwriting syndicate members]


                                ---------------

               The date of this prospectus is ___________, 2003.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol "_____."

     The Fund may leverage through borrowings or the issuance of preferred stock or debt securities. Within approximately three months after completion of this offering of common stock, the Fund intends to offer shares of preferred stock representing approximately ___% of the Fund's capital, or approximately ___% of the Fund's common stock equity, immediately after the issuance of such preferred stock. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. The use of preferred stock to leverage the common stock can create special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                                          TABLE OF CONTENTS
                                                                                                          Page
                                                                                                          ----
Prospectus Summary...........................................................................................4
Risk Factors and Special Considerations......................................................................8
Fee Table...................................................................................................11
The Fund....................................................................................................12
Use of Proceeds.............................................................................................12
Investment Objective and Policies...........................................................................12
Other Investment Policies...................................................................................23
Risks and Special Considerations of Leverage................................................................25
Investment Restrictions.....................................................................................28
Directors and Officers......................................................................................29
Investment Advisory and Management Arrangements.............................................................32
Portfolio Transactions......................................................................................33
Dividends and Distributions.................................................................................35
Taxes.......................................................................................................36
Automatic Dividend Reinvestment Plan........................................................................39
Mutual Fund Investment Option...............................................................................41
Net Asset Value.............................................................................................41
Description of Capital Stock................................................................................41
Custodian...................................................................................................44
Underwriting................................................................................................45
Transfer Agent, Dividend Disbursing Agent and Registrar.....................................................47
Accounting Services Provider................................................................................47
Legal Opinions..............................................................................................47
Independent Auditors and Experts............................................................................47
Additional Information......................................................................................47
Report of Independent Auditors..............................................................................49
Statement of Assets and Liabilities.........................................................................50
Appendix A Economic and Other Conditions in California.....................................................A-1
Appendix B Ratings of Municipal Bonds......................................................................B-1
Appendix C Taxable Equivalent Yields For 2003..............................................................C-1

                                ---------------

     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. call 1-202-942-8090 for information on the operation of the public reference room. this information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                ---------------

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                              PROSPECTUS SUMMARY

     This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund                Muni California Intermediate Duration Fund, Inc. is a newly organized, non-diversified, closed-end fund.

The Offering            The Fund is offering _________ shares of common stock at an initial offering price of $15.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated ("Merrill Lynch").  You must purchase at least 100 shares of common stock to participate in this offering.  The underwriters may purchase up to an additional _______
                        shares of common stock within 45 days of the date of this prospectus to cover overallotments, if any.

Investment              The investment objective of the Fund is to provide stockholders with high current income exempt
Objective and           from Federal and California income taxes. The Fund seeks to achieve its objective by
Policies                investing primarily in a portfolio of investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes ("California Municipal Bonds"). The Fund will normally invest at least 80% of its net assets in municipal bonds with a duration of three to ten years. There can be no assurance that the Fund's investment objective will be realized.

                        Under normal market conditions, except during periods when the Fund is in the process of investing its proceeds from a public offering or during temporary defensive periods, the Fund intends to invest at least 80% of its net assets in California Municipal Bonds with a duration of three to ten years and at least 80% of its assets in California Municipal Bonds and other municipal bonds with a duration of three to ten years. These other municipal bonds that the Fund may buy will be exempt from Federal income tax but not California income tax ("Municipal
                        Bonds"). The Fund also expects, depending on market conditions, to maintain a weighted average portfolio maturity of three to ten years. There is no limit on the remaining maturity of each individual California Municipal Bond investment by the Fund. In general, the Fund does not intend for its investments to earn a large amount of interest income that is not exempt from
                        Federal and California income tax.

                        California Municipal Bonds. The Fund will generally invest at least 80% of its net assets in
                        California Municipal Bonds with a duration of three to ten years. However, when the Fund's investment adviser believes that investment grade California Municipal Bonds are not available in sufficient amounts at an appropriate price, the Fund may invest a lesser amount of its assets in theses securities.

                        Investment Grade Municipal Bonds. The Fund intends to invest in municipal bonds that are rated investment grade by one or more nationally recognized statistical rating agencies or in unrated bonds considered by the Investment Adviser to be of comparable quality.

                        Junk Bonds. The Fund may invest up to 25% of its total assets in junk bonds.Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.



                                                           4

                        Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters).
                        In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                        Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                        Swap Agreements. The Fund is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

Use of                  Issuance of Preferred Stock.  The Fund intends to offer shares of preferred stock within
Leverage by             approximately three months after completion of this offering.  Under current market
the Fund                conditions it is anticipated that the preferred stock will represent approximately ___% of the Fund's capital, including the capital raised by issuing the preferred stock, or approximately ___% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund's capital it will represent. Issuing preferred stock will result in the leveraging of the Fund's common stock. Although the Board of Directors has not yet determined the terms of the preferred stock offering, the Fund expects that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods
                        (up to five years) and that the preferred stock dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the
                        Fund's common stock. During periods when the Fund has preferred stock outstanding, the Fund will pay fees to the Investment Adviser for its services that are higher than if the Fund did not issue preferred stock because the fees will be calculated on the basis of the Fund's average daily net assets including proceeds from the sale of preferred stock.

                        Potential Benefits of Leverage. Under normal market conditions, the Investment Adviser believes that the dividend and interest income on the Fund's portfolio should exceed the dividend rate the Fund must pay to the preferred stockholders. Thus, the Fund's use of preferred stock should provide common stockholders with a higher yield than they would receive if the Fund were not leveraged, although no assurance can be given that the issuance of preferred stock will result in a higher yield to common stockholders.



                                                           5

                        Risks of Leverage. The use of leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock. Since any decline in the value of the Fund's investments will affect only the common stockholders, in a declining market the use of leverage will cause the Fund's net asset value to decrease more than it would if the Fund were not leveraged. This decrease in net asset value will likely also cause a decline in the market price for shares of common stock. In addition, fluctuations in the dividend rates paid on, and the amount of taxable income allocable to, the preferred stock will affect the yield to common stockholders. There can be no assurance that the Fund will earn a higher net return on its investments than the then current dividend rate (and any Additional
                        Distribution) it pays on the preferred stock. Under certain conditions, the benefits of leverage to common stockholders will be reduced, and the Fund's leveraged capital structure could result in a lower rate of return to common stockholders than if the Fund were not leveraged.

                        During times of rising interest rates, the market value of the Fund's portfolio investments and, consequently, the net asset value of its shares may decline. The Fund's leveraging of its portfolio by issuing preferred stock may accentuate the potential decline. The Fund also may invest in inverse floating obligations and similar securities that create investment leverage, which may further accentuate any decline. Any investor who purchases shares with borrowed funds may experience an even greater decline.

                        Distributions. When the Fund issues preferred stock, common stockholders will receive all of the
                        Fund's net income that remains after it pays dividends (and any Additional Distribution) on the preferred stock and generally will be entitled to a pro rata share of net realized capital gains. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders. These liquidating distributions are expected to equal the original purchase price per share of the preferred stock plus any accumulated and unpaid dividends and Additional Distributions.

                        Redemption of Preferred Stock. The Fund may redeem the preferred stock for any reason. For example, the Fund may redeem all or part of the preferred stock if it believes that the Fund's leveraged capital structure will cause common stockholders to obtain a lower return than they would if the common stock were unleveraged for any significant amount of time.

                        Voting Rights. Preferred stockholders, voting as a separate class, will be entitled to elect two of the Fund's Directors. Common and preferred stockholders, voting together as a single class, will be entitled to elect the remaining Directors. If the Fund fails to pay dividends to the preferred stockholders for two full years, the holders of all outstanding shares of preferred stock, voting as a separate class, would then be entitled to elect a majority of the Fund's
                        Directors. The preferred stockholders also will vote separately on certain other matters as required under the Fund's Articles of Incorporation, as amended and supplemented (the
                        "Charter"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the General
                        Corporation Law of the State of Maryland. Otherwise, common and preferred stockholders will have equal voting rights (one vote per share) and will vote together as a single class.

                        Ratings. Before it offers the preferred stock, the Fund intends to apply to one or more nationally recognized statistical ratings organizations for ratings on the preferred stock. The
                        Fund believes that a rating for the preferred stock will make it easier to market the stock, which should reduce the dividend rate.

Listing                 Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list the Fund's shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "___."



                                                           6

Investment              Fund Asset Management, L.P., the Investment Adviser, provides investment advisory and
Adviser                 administrative services to the Fund. For its services, the Fund pays the Investment Adviser a1 monthly fee at the annual rate of ___% of the Fund's average daily net assets (including assets acquired from the sale of any preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

Dividends and           The Fund intends to distribute dividends from its net investment income monthly, and net
Distributions           realized capital gains, if any, at least annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. Once the Fund issues preferred stock, the monthly dividends to common stockholders will consist of all or a portion of net investment income that remains after the Fund pays dividends on the preferred stock. Currently, in order to maintain a more stable level of monthly dividend distributions to common stockholders, the Fund intends to pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income. The Fund will distribute net capital gains, if any, at least annually to common stockholders and, after it issues the preferred stock, on a pro rata basis to common and preferred stockholders. The Fund may not declare any cash dividend or other distribution on its common stock unless the preferred stock has asset coverage of at least 200%. If the Fund issues preferred stock representing ___% of its total capital, the preferred stock's asset coverage will be approximately ___%. If the Fund's ability to make distributions on its common stock is limited, the Fund may not be able to qualify for taxation as a regulated investment company. This would have adverse tax consequences for stockholders.

Yield                   The yield on the Fund's common stock will vary from period to period depending on factors
Considerations          including, but not limited to, the length of the initial investment period, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the
                        Fund's portfolio, the ability of the issuers of the portfolio securities to pay interest on such securities, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Leverage,"
                        the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made, and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

Automatic               Dividend and capital gains distributions generally are used to purchase additional shares of
Dividend                the Fund's common stock. However, an investor can choose to receive distributions in cash.
Reinvestment            Since not all investors can participate in the automatic dividend reinvestment plan, you should
Plan                    call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund             Investors who purchase shares in this offering and later sell their shares have the option,
Investment              subject to certain conditions, to purchase Class A shares of certain funds
Option                  advised by the Investment Adviser or its affiliates with the proceeds from such sale.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's common stock should not constitute a complete investment program.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading.

     Shares of closed-end funds that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     California Municipal Bonds. The Fund intends to invest the majority of its portfolio in California Municipal Bonds. As a result, the fund is more exposed to risks affecting issuers of California Municipal Bonds than is a municipal bond fund that invests more widely.

     Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements of applicable Federal income tax law.

     Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

     Tax Exempt Securities Market Risk. The amount of public information available about the California Municipal Bonds and Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than that of a stock fund or taxable bond fund.

     Interest Rate and Credit Risk. The Fund invests in California Municipal Bonds and Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Call and Redemption Risk. A municipal bond's issuer may call the bond for redemption before it matures. If this happens to a California Municipal Bond or Municipal Bond the Fund holds, the Fund may lose income and may have to invest the proceeds in California Municipal Bonds and Municipal Bonds with lower yields.

     Risks Associated with Non-Investment Grade Securities. The Fund intends to invest in California Municipal Bonds and Municipal Bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings. It may also invest in unrated California Municipal Bonds and Municipal Bonds that the Investment Adviser believes are of comparable quality. Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Fund may invest up to 25% of its total assets in California Municipal Bonds and Municipal Bonds that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

     Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

     Leverage. The Fund currently plans to issue preferred stock within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately ___% of the Fund's capital, including capital raised by issuing the preferred stock. There can be no assurance, however, that preferred stock will actually be issued, or if issued what percentage of the Fund's capital it will represent. Leverage creates certain risks for common stockholders, including higher volatility of both the net asset value and the market value of the common stock, because common stockholders bear the effects of changes in the value of the Fund's investments. Leverage also creates the risk that the investment return on shares of the Fund's common stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the dividend and interest income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to common stockholders.

     Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps and short sales may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common stock as discussed above under "Leverage." The Fund is not required to use derivatives or other portfolio strategies to enhance income or to hedge its portfolio and may not do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Derivatives Risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its returns, such as options, futures contracts and swap agreements and may engage in short sales. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including potential U.S. military actions, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. High yield securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of high yield securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the high yield securities markets.

                                              FEE TABLE


Stockholder Transaction Expenses:
    Maximum Sales Load (as a percentage of offering price)..........................................      ____%
    Offering Expenses Borne by the Fund (as a percentage of offering price)(a)......................      ____%
    Dividend Reinvestment Plan Fees.................................................................      None

Annual Expenses (as a percentage of net assets attributable to common stock):
    Investment Advisory Fees(b)(c)..................................................................      ____%
    Interest Payments on Borrowed Funds.............................................................      None
    Other Expenses(b)(c)............................................................................      ____%

      Total Annual Operating Expenses(b)(c).........................................................      ____%

------------

(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund. The offering costs to be paid by the Fund are not included in the annual expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock. If the Fund offers preferred stock in an amount equal to approximately __% of the Fund's capital, the costs of that offering, estimated to be approximately ___% of the total dollar amount of the preferred stock offering, will be effectively borne by the common stockholders and result in a reduction of the net asset value of the shares of common stock. These preferred stock offering costs are estimated to be approximately $___ per share of common stock (___% of the offering price).

(b)  See "Investment Advisory and Management Arrangements" -- page 33.

(c) Assumes leverage by issuing preferred stock in an amount equal to approximately ___% of the Fund's capital at a dividend rate of ___%. The Fund intends to use leverage only if the Investment Adviser believes that it would result in a higher yield to common stockholders over time. See "Risk Factors and Special Considerations--Leverage" and "Risks and Special Considerations of Leverage." If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be ___%, Interest Payments on Borrowed Funds would be None, Other Expenses would be ___% and Total Annual Expenses would be ___%.

EXAMPLE                                                          1 Year        3 Years       5 Years       10 Years
-------                                                          ------        -------       -------       --------

    An investor would pay the following expenses
    (including the sales load of $___, estimated offering
    expenses of this offering of $___ and the estimated
    preferred stock offering costs assuming the Fund
    offers preferred stock in an amount equal to
    approximately ___% of the Fund's capital (after
    issuance) of $___) on a $1,000 investment, assuming
    total annual expenses of ___% and a 5% annual return
    throughout the periods..............................         $____          $____         $____         $____

     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year and assume that the Fund issues approximately ______ shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by the Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rates of

Return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.


                                   THE FUND

     Muni California Intermediate Duration Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount to net asset value. They may also, at times, trade at a premium to net asset value. The risk that shares will trade at a discount may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by the Fund's investment adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and By-Laws."


                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $__________ million (or approximately $__________ million assuming the underwriters exercise the overallotment option in full) after payment of offering expenses estimated to be approximately $__________ million and the deduction of the underwriting discount.

     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of the offering of common stock, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide stockholders with a high level of income exempt from Federal and California income taxes. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Fund seeks to achieve its objective by investing primarily in a portfolio of obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are exempt from Federal and California income taxes ("California Municipal Bonds"). Under normal market conditions and after the initial investment period following this offering, the Fund intends to invest at least 80% of its net assets in California Municipal Bonds with a duration of three to ten years, except at times when the Fund's Investment Adviser, Fund Asset Management, L.P. (the "Investment Adviser"), considers that California Municipal Bonds of sufficient quality or quantity are unavailable for investment at suitable prices by the Fund. For this purpose, net assets includes any borrowings for investment purposes. To the extent that the Investment Adviser considers that suitable California Municipal Bonds are not available for investment, the Fund may purchase municipal obligations exempt from Federal but not California income taxes ("Municipal Bonds") with a duration of three to ten years. The Fund's investment objective and its policy of investing at least 80% of its net assets in California Municipal Bonds and Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, the Fund will maintain at least 80% of its net assets in California Municipal Bonds with a duration of three to ten years and at least 80% of its net assets in California Municipal Bonds and Municipal Bonds with a duration of three to ten years, except during temporary defensive periods. The Fund also expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. These are non-fundamental policies and may be changed by the Fund's Board of Directors provided that stockholders are provided with at least 60 days' prior notice of any change as required by the rules under the 1940 Act. There can be no assurance that the Fund's investment objective will be realized. At times the Fund may seek to hedge its portfolio through the use of options and futures transactions or swap transactions to reduce the volatility in the net asset value of its shares of common stock.

     The Fund intends to invest in California Municipal Bonds and Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest. Securities rated in the lowest category may be considered to have speculative characteristics.

     The Fund may invest up to 25% of its total assets in California Municipal Bonds and Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Investment Adviser's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See " --Description of California Municipal Bonds and Municipal Bonds --`High Yield' or `Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will be in default.

     The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, such as hospitals or life care facilities and transportation-related issuers; however, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

     The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of three to ten years. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. The Investment Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Investment Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Investment Adviser expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, municipal bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Investment Adviser believes that the yield and price volatility characteristics of an intermediate term portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate term portfolio may be less attractive due to the fact that the municipal bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual California Municipal Bonds or Municipal Bonds with longer remaining maturities may be more attractive than individual intermediate term California Municipal Bonds or Municipal Bonds.

     For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

     The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies --Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to enhance income.

     Certain California Municipal Bonds or Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Directors and the Investment Adviser will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.

     The Fund ordinarily does not intend to realize investment income not exempt from Federal and California income tax. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes such securities to be exempt from Federal and California income taxation ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in California Municipal Bonds and Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities are considered "California Municipal Bonds" or "Municipal Bonds" for purposes of the Fund's investment objective and policies. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund's total assets invested in "private activity bonds" will vary during the year. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of California Municipal Bonds or Municipal Bonds for investment by the Fund.

Risk Factors and Special Considerations Relating to California Municipal Bonds and Municipal Bonds

     The risks and special considerations involved in investment in California Municipal Bonds and Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Investment Objective and Policies -- Description of California Municipal Bonds and Municipal Bonds" and "--Hedging Transactions --Financial Futures Transactions and Options."

     The value of municipal bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation including legislation or litigation that changes the taxation of municipal bonds or the rights of municipal bondholders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal bond issuers could produce varying results among the states or among municipal bond issuers within a state. These uncertainties could have a significant impact on the prices of the California Municipal Bonds and Municipal Bonds in which the Fund invests.

Risk Factors and Special Considerations Relating to California Municipal Bonds

     During the late 1990's, California's economy began to recover from a deep recession it suffered at the beginning of the decade. California's financial condition improved markedly during the fiscal years starting in 1995-1996, with a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. California's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years. In the first quarter of 2001, a slowdown of economic growth began in California. Since January 2002, the revenue situation has deteriorated further. The 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002. The 2002 Budget Act closed the $23.6 billion shortfall through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in California acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. The State of California has projected a $34.8 billion shortfall for fiscal year 2003-2004. California's general obligation bonds are currently rated A2, A and A by Moody's, S&P and Fitch, respectively, with Fitch maintaining a negative outlook.

Description of California Municipal Bonds and Municipal Bonds

     Set forth below is a detailed description of the California Municipal Bonds, Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix B to this Prospectus.

     California Municipal Bonds and Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term California Municipal Bonds or Municipal Bonds if the interest paid thereon is excluded from gross income for California and Federal income tax purposes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute California Municipal Bonds or Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on California Municipal Bonds or Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of California Municipal Bonds and Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

     General Obligation Bonds. General obligation bonds (other than those of the State of California, which has limited taxing powers) are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

     Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

     IDBs and PABs. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs or PABs.

     Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Municipal Lease Obligations. Also included within the general category of municipal bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Investment Adviser, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid. The Investment Adviser will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Investment Adviser must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Indexed and Inverse Floating Rate Securities. The Fund may invest in California Municipal Bonds or Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in California Municipal Bonds and Municipal Bonds that pay interest based on an index of municipal bond interest rates. The principal amount payable upon maturity of certain California Municipal Bonds and Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of California Municipal Bonds and Municipal Bonds, the Fund's return on such California Municipal Bonds and Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the California Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be received on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counter party may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

     Call Rights. The Fund may purchase a California Municipal Bond or Municipal Bond issuer's right to call all or a portion of such California Municipal Bond or Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related California Municipal Bonds or Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related California Municipal Bond or Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related California Municipal Bond or Municipal Bond is identical to holding a California Municipal Bond or Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's net assets.

     "High Yield" or "Junk" Bonds. The Fund may invest up to 25% of its total assets in California Municipal Bonds or Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or which, in the Investment Adviser's judgment, possess similar credit characteristics. See Appendix B -- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

     Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations.

The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

     Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

     The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Yields. Yields on municipal bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding California Municipal Bonds and Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of California Municipal Bonds and Municipal Bonds and the obligations of the issuer of such California Municipal Bonds and Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

     Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance the Fund's income, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

     The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

     The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

     In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

     The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

Hedging Transactions

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon, and swap transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so.

     Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable as long term capital gains rates for Federal income tax purposes. See "Taxes-- Tax Treatment of Options and Futures Transactions."

     Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in California Municipal Bonds and Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

     The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

     Subject to policies adopted by the Directors, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser and the Directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the California Municipal Bonds and Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in California Municipal Bonds or Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such California Municipal Bonds or Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in California Municipal Bonds or Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's California Municipal Bond or Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of California Municipal Bonds and Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase California Municipal Bonds or Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such California Municipal Bonds or Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the California Municipal Bonds or Municipal Bonds and the futures contracts, subsequent increases in the cost of California Municipal Bonds or Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of California Municipal Bonds or Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

     The Fund has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the 1940 Act, in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the 1940 Act.

     Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its California Municipal Bonds or Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the California Municipal Bonds or Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of California Municipal Bonds or Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in California Municipal Bonds or Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


                           OTHER INVESTMENT POLICIES

     Temporary Investments. The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

     VRDOs and Participating VRDOs. VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

     Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than a limited amount of its assets in Participating VRDOs.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Directors, such VRDO is liquid. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

     The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

     Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

     Investment in Other Investment Companies. The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's assets at any time. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Suitability

     The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on intermediate term California Municipal Bonds or Municipal Bonds, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares of the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks of investing in such markets, including the loss of principal.


                 RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

Effects of Leverage

     The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). The Fund currently intends to issue preferred stock within approximately three months after the completion of this offering. Under current market conditions it is anticipated that the preferred stock will represent approximately ___% of the Fund's capital, including the capital raised by issuing the preferred stock, or approximately ___% of the Fund's common stock equity. There can be no assurance, however, that preferred stock will actually be issued or if issued what percentage of the Fund's capital it will represent. Issuing the preferred stock will result in the leveraging of the common stock. Although the Fund's Board of Directors has not yet determined the terms of the preferred stock offering, the Fund anticipates that the preferred stock will pay dividends that will be adjusted over either relatively short term periods (generally seven to 28 days) or medium term periods (up to five years). The dividend rate will be based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the preferred stock offering will be invested in accordance with the Fund's investment objective. The expenses of the preferred stock, which will be borne by the Fund, will reduce the net asset value of the common stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, the Fund anticipates that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation (an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short term and medium term obligations, the Investment Adviser believes that the spread inherent in the difference between the short term and medium term rates (and any Additional Distribution) paid by the Fund as dividends on the preferred stock and the generally longer term rates received by the Fund on its portfolio securities may provide holders of common stock with a potentially higher yield.

     The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     The use of leverage, however, involves certain risks to the holders of common stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. In addition, changes in the short term and medium term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of common stock. Leverage will allow holders of common stock to realize a higher current rate of return than if the Fund were not leveraged as long as the Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred stock. Similarly, since a pro rata portion of the Fund's net realized capital gains are generally payable to holders of common stock, the effect of leverage will be to increase the amount of such gains distributed to holders of common stock. However, short term, medium term and long term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short term, medium term and long term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short term and medium term rates may substantially increase relative to the long term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of common stock will be decreased. If the current dividend rate (and any Additional Distribution) on the preferred stock were to exceed the net return on the Fund's portfolio, holders of common stock would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the cost of issuing the preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of common stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common stock than if the Fund were not leveraged. If the Fund is liquidated, holders of preferred stock will be entitled to receive liquidating distributions before any distribution is made to holders of common stock.

     In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the common stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Federal tax laws. See "Taxes." However, the Fund intends to take all measures necessary to make common stock dividend payments. If the Fund's current investment income is ever insufficient to meet dividend payments on either the common stock or the preferred stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock under the following circumstances:

     o if the Fund anticipates that the leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of common stock than that obtainable if the common stock were not leveraged,

     o if the asset coverage for the preferred stock declines below 200% either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common stock in tender offers, or

     o in order to maintain the asset coverage guidelines established by the NRSROs that have rated the preferred stock.

Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the common stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding, the fees paid the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock because the fees paid will be calculated on the basis of the Fund's average daily net assets, including proceeds from the sale of preferred stock.

     Assuming the use of leverage by issuing preferred stock (paying dividends at a rate that generally will be adjusted every __ days) in an amount representing approximately ___% of the Fund's capital at an annual dividend rate of ___% payable on such preferred stock based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such dividend payments would be ___%.

     The following table is designed to illustrate the effect on the return to a holder of common stock of the leverage obtained by the issuance of preferred stock representing approximately __% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return
   (net of expenses).......................................         (10)%       (5)%         0%         5%        10%
Corresponding Common Stock Return..........................        (___)%     (___)%     (___)%     (___)%     (___)%

     Leveraging the common stock cannot be fully achieved until preferred stock is issued and the proceeds of such offering have been invested in long term California Municipal Bonds and Municipal Bonds.

Portfolio Management and Other Considerations

     If short term or medium term rates increase or other changes in market conditions occur to the point where the Fund's leverage could adversely affect holders of common stock as noted above (or in anticipation of such changes), the Fund may attempt to shorten the average maturity or duration of its investment portfolio in order to offset the negative impact of leverage. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the Fund's Articles Supplementary, which establish the rights and preferences of the preferred stock, or otherwise by purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. In determining whether or not it is in the best interest of the Fund and its stockholders to redeem or repurchase outstanding preferred stock, the Board of Directors will take into account a variety of factors, including the following:

     o   market conditions,

     o   the ratio of preferred stock to common stock, and

     o   the expenses associated with such redemption or repurchase.

If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund had issued but later repurchased or redeemed.

     The Fund intends to apply for ratings of the preferred stock from one or more NRSROs. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings that meet the specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. The Fund does not anticipate that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on the obligations held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation value of the outstanding preferred stock. Under the

Fund's proposed capital structure, assuming the sale of shares of preferred stock representing approximately __% of the Fund's capital, the net asset value of the Fund's portfolio is expected to be approximately 250% of the liquidation value of the Fund's preferred stock. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

                            ----------------------

     The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.


                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately as a class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, commodities or commodity contracts; except that to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          5. Make loans to other persons, except that the Fund may purchase California Municipal Bonds or Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on California Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related California Municipal Bonds and Municipal Bonds.

          e. Change its policy of investing, under normal market conditions, at least 80% of its net assets in Municipal Bonds with a duration of three to ten years, unless the Fund provides stockholders with at least 60 days prior written notice of such change.

     For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interests and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."


                            DIRECTORS AND OFFICERS

     The Directors of the Fund consist of ___ individuals, ___ of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Fund was incorporated on May 15, 2003.

     Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.

                                                                                                  Number of
                                                      Term of                                  FAM/MLIM-Advised
                                  Position(s)       Office** and                                  Funds and
    Name, Address* and Age       Held with the     Length of Time    Principal Occupation(s)     Portfolios            Public
         of Director                  Fund             Served        During Past Five Years       Overseen         Directorships
---------------------------    ----------------  ----------------  -------------------------- ------------------  ---------------


                                                [TO BE PROVIDED BY AMENDMENT]





------------------------
* The address of each non-interested Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.
** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute.

     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

                                                                                            Number of
                                                   Term of                                FAM/MLIM-Advised
                                Position(s)      Office+ and                                Funds and
                               Held with the   Length of Time   Principal Occupation(s)     Portfolios          Public
   Name, Address* and Age          Fund            Served        During Past Five Years      Overseen        Directorships
----------------------------  --------------  ---------------  -------------------------  ----------------  ---------------

                                                [TO BE PROVIDED BY AMENDMENT]



-----------------------
*    The address of each officer is P.O. Box 9095, Princeton, New Jersey
     08543-9095.
+ Elected by and serves at the pleasure of the Board of Directors of the Fund.
++ _____ is a director, Director or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. _____ is an "interested person," as defined in the 1940 Act, of the Fund based on his positions as _____.
+++ As Director, _______ serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute.

     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

Share Ownership

     Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.

                                                                        Aggregate Dollar Range of
                                          Aggregate Dollar Range of     Securities in Supervised
       Name                               Equity in the Fund            Merrill Lynch Funds*
       Interested Directors:
                                            [TO BE PROVIDED BY AMENDMENT]

       Non-interested Directors:
                                            [TO BE PROVIDED BY AMENDMENT]






----------------------
* For the number of FAM-MLIM-advised funds from which each Director receives compensation, see the table above under "Directors and Officers
     - Biographical Information."

     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

     The Fund pays each non-interested Director a combined fee for services on
the Board and the Committee of $     per year, $     per in person Board
meeting attended and $     per in person committee meeting attended. The Fund
pays the Chairman of the Committee an additional fee of $     per year. The
Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.

                                                                  Pension or                        Aggregate
                                                                   Retirement                      Compensation
                                                                    Benefits        Estimated      From Fund and
                                                                   Accrued as         Annual           other
                                     Position     Compensation    Part of Fund    Benefits Upon   FAM/MLIM-Advised
Name of Director                     with Fund      From Fund        Expense        Retirement         Funds
----------------                     ---------    ------------    -------------   -------------   ----------------



                                                [TO BE PROVIDED BY AMENDMENT]






*Chairman of the Committee.


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of February 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $439 billion in investment company and other portfolio assets under management, including approximately $260 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain management services for the Fund. The Fund will be managed by a team of investment professionals from the Investment Adviser. The portfolio manager primarily responsible for the Fund's day-to-day management is _______________.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of ___% of the Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by ____ ("_____") pursuant to an agreement between _____ and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     In connection with the Board of Director's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. [To Be Completed By Amendment]

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.


                            PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade California Municipal Bonds or Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate. Under another exemptive order, the Fund may effect principal transactions with Merrill Lynch in high quality, short term, tax exempt securities subject to conditions set forth in such order.

     The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

     The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short term, tax exempt securities subject to conditions set forth in such order. Another exemptive order has been obtained that permits the Fund to purchase investment grade California Municipal Bonds or Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order. A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in the proportion to their respective participation in the syndicate. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted. See "Portfolio Transactions."

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.


                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. From and after issuance of the preferred stock, monthly dividends to holders of common stock normally will consist of all or a portion of its net investment income remaining after the payment of dividends (and any Additional Distributions) on the preferred stock. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to stockholders. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed pro rata at least annually to holders of common stock and any preferred stock.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). If the Fund's ability to make distributions on its common stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for stockholders. See "Taxes."

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of common stock may be automatically reinvested in shares of common stock of the Fund. Dividends and distributions may be taxable to stockholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in tax exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short term rates and long term rates, the amount and timing of the issuance of the Fund's preferred stock, the effects of preferred stock leverage on the common stock discussed above under "Risks and Special Considerations of Leverage," the timing of the investment of preferred stock proceeds in portfolio securities, the Fund's net assets and its operating expenses.

Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                                     TAXES

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs, if any, held by the Fund.

     So long as, at the close of each quarter of the California Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate stockholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short term capital gains over net long term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal and California income tax purposes. Distributions, if any, from an excess of net long term capital gains over net short term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares and, for California income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends or capital gain dividends. Distributions by the Fund, whether from exempt-income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated for Federal income tax purposes as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder. If the Fund pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

     The Internal Revenue Service ("Service") has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when common stock and one or more series of preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with each class's proportionate share of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the holders of common stock and each series of preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated among the classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

     The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds that, although tax exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

     The Fund may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will monitor its activity in this regard in order to maintain its qualification as a RIC. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.

     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax and California income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and, therefore, not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Service would agree that dividends on the preferred stock are not preferential. If the Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the Federal alternative minimum tax.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all of the stockholders, including stockholders who do not participate in the dividend reinvestment plan. Thus, stockholders who do not participate in the dividend reinvestment plan, as well as dividend reinvestment plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some taxpayers may be subject to a withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every stockholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

Tax Treatment of Options and Futures Transactions

     The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to
Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to stockholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

                                ---------------

State and Local Taxes

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations and California income and corporate franchise tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury Regulations promulgated thereunder and California income and corporate franchise tax laws. The Code and the Treasury Regulations, as well as the California tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.


                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _____ ("______"), as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by _____, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to _____, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.


     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at _____________________.


                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of shares of common stock of the Fund in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain FAM/MLIM advised open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the net proceeds from the sale of Original Shares must be immediately reinvested in Eligible Class A Shares. Second, the Original Shares must either have been acquired in this offering or be shares representing reinvested dividends from shares of common stock acquired in this offering. Third, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of certain of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee.


                                NET ASSET VALUE

     Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The California Municipal Bonds and Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Directors.

     The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.


                         DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Risks and Special Considerations of Leverage."

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Risks and Special Considerations of Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing ______ shares of common stock of the Fund for $________. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Preferred Stock

     It is anticipated that the Fund's shares of preferred stock will be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of common stock. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

     The Fund's Board of Directors has declared its intention to authorize an offering of shares of preferred stock (representing approximately % of the Fund's capital immediately after the issuance of such preferred stock) within approximately three months after completion of the offering of common stock, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of common stock described in the prospectus. Although the terms of the preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Charter), the initial series of preferred stock will be structured to carry either a relatively short term dividend rate, in which case periodic redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared) before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of common stock (one vote per share) and will vote together with holders of common stock as a single class.

     In connection with the election of the Fund's Directors, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five Directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to
(i) authorize, create or issue any class or series of stock ranking prior to any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. It is anticipated that shares of preferred stock will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies that issue ratings on the preferred stock.

Certain Provisions of the Charter and By-Laws

     The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

     In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o   a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.


                                   CUSTODIAN

     The Fund's securities and cash are held under a custodian agreement with ____________________, ____________________, ________________________.

                                 UNDERWRITING

     The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from the Fund, the number of shares listed opposite their names below.

              Underwriters                                                           Number of Shares
              ------------                                                           ----------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..............

                     ................................................

                     ................................................

                                                                                 ==========================
              Total


     The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $___ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $___ per share to other dealers. There is a sales charge or underwriting discount of $___ per share, which is equal to ___% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before ___, 2003.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                                               Per Share        Without Option        With Option
                                                              ------------     ----------------      ---------------

         Public offering price                                   $15.00               $                    $

         Underwriting discount                                   $                    $                    $

         Proceeds, before expenses, to the Fund                  $                    $                    $

     The expenses of the offering, excluding underwriting discount, are estimated at $___ and are payable by the Fund.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to _________additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representatives may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares on the NYSE or another national securities exchange under the symbol "____." However, during an initial period that is not expected to exceed two weeks from the date of this prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, before it begins trading, the underwriters do not intend to make a market in the Fund's shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of 0. % of the Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the common stock offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% back to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     The Fund anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions." Merrill Lynch is an affiliate of the Investment Adviser.

     The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.


            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the shares of common stock of the Fund is _____________________, __________________, ________________________.


                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.


                                LEGAL OPINIONS

     Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by __________________.


                       INDEPENDENT AUDITORS AND EXPERTS

     ______________, independent auditors, have audited the statement of assets and liabilities of the Fund as of _______, 2003 which is included in this prospectus and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.


                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the Exchange.

         Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of Muni California Intermediate Duration Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Muni California Intermediate Duration Fund, Inc. as of __________________, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Muni California Intermediate Duration Fund, Inc. at __________________, 2003 in conformity with generally accepted accounting principles.



______________________
New York, New York
_________, 2003

               Muni California Intermediate Duration Fund, Inc.

                      Statement of Assets and Liabilities

                               __________, 2003



ASSETS
     Cash................................................................................          $______
     Offering costs (Note 1).............................................................           ______

       Total assets......................................................................           ______
LIABILITIES
     Liabilities and accrued expenses (Note 1)...........................................           ______

NET ASSETS...............................................................................          $
                                                                                                    =====

NET ASSETS CONSIST OF:
     Common Stock, par value $.10 per share; 200,000,000 shares authorized; _____ shares
       issued and outstanding (Note 1)...................................................          $______
     Paid-in Capital in excess of par....................................................           ______

     Total Capital-Equivalent to $________ net asset value per share of
       Common Stock (Note 1).............................................................          $
                                                                                                    =====

                 NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1.  Organization

     The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of____________ shares for $________ on ____________, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

     The Investment Adviser has agreed to reimburse all organizational expenses (approximately $_____) and pay all offering costs (other than the underwriting discount) that exceed $ ___ per share of common stock (___% of the offering price).

Note 2.  Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate of _____% of the Fund's average daily net assets (including net assets attributable to preferred stock) to _____% of the average daily net assets.

Note 3.  Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

                                  APPENDIX A

                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA

     The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. other factors will affect issuers. the summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. the Trust has not independently verified this information.

General Economic Conditions

     The economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing approximately 290,000 jobs in calendar year 2001. The recession is concentrated in the state's high-tech sector and tourism industry. Unemployment in the State has risen from 4.7 percent in February 2001 to 6.6 percent in April 2003. (See "Current State Budget" below.) Current unemployment figures for the State are available at the website of the Department of Finance, www.dof.ca.gov, under the heading "Monthly Finance Bulletins."

     The State projects growth in nonfarm employment in calendar year 2003 to be an average of 2.1 percent. The State forecasted that the unemployment rate -- a lagging indicator -- would edge up to a 6.4 percent average in 2002 from a 6.0 percent average in 2001, and increase somewhat in 2003 before falling in 2004.

     California's July 1, 2002 population of over 35 million represented over 12 percent of the total United States population. California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over 16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

     Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand continued to encourage further gains in new residential construction in 2002. The State forecasted 165,000 new units to be authorized by building permits in 2002, up from 149,000 in 2001. However, in 2003, the State expects homebuilding to decline to 148,000 units.

     The State expected that slower job growth, coupled with new supply already under construction, would result in rising commercial and retail vacancy rates, which in turn would discourage new construction starts. After several years of strong double-digit growth, nonresidential permit values (not adjusted for inflation) declined in 2001 and 2002.

     The State attributes the weakness in personal income growth in 2002 to a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to have declined further in 2002.

Prior Fiscal Years' Financial Results

     The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years.

     2001-2002 Fiscal Year Budget. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The State could accomplish such spending reductions without serious program cuts because such a large part of the 2000 Budget Act was comprised of one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

Current State Budget

     Fiscal Year 2002-2003 Budget Act. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The 2002 Budget Act closed the $23.6 billion budget gap between expenditures and revenues resulting from the slowdown in economic growth in the State and the steep drop in stock market levels (the "2002 Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the 2002 Budget Gap. The Governor vetoed almost $235 million in General Fund expenditures in addition to the $9 billion in program reductions contained in the budget passed by the Legislature. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

     The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $12.5 billion of revenue anticipation notes as part of its cash management plan.

     The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledged that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst estimated the structural deficit for the 2002-2003 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. (See "Proposed 2003-2004 Governor's Budget" below for estimates of the 2003-2004 structural deficit). Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated.

Some of the important features of the 2002 Budget Act are the following:

     1. Total Proposition 98 spending, which guarantees K-12 schools a minimum share of General Fund revenues, increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

     2. Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

     3. Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

     4. The 2002 Budget Act contains $4.4 billion of continuing tax relief.

     5. The 2002 Budget Act provides criminal justice assistance to local governments including $232.6 million for support of local front-line law enforcement and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

     6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

     Complete text of the 2002 Budget Act may be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading "California Budget."

     Proposed 2003-2004 Governor's Budget. The Proposed 2003-2004 Governor's Budget (the "Proposed 2003-2004 Governor's Budget"), released on January 10, 2003, presents the Governor's plan to address the estimated $34.8 billion budget gap projected by the State for Fiscal Year 2003-2004 (the "2003 Budget Gap"). The Governor proposed raising the income tax for those in the highest bracket and increasing the State sales and cigarette taxes. The revenues from such increases would be directed to local governments in order to assist in the funding of several programs, the responsibility for which would be shifted from the State to local governments. The Governor also proposed retention by the State of the vehicle license fees which are usually sent to local governments. Billions of dollars in program cuts and loan and fund shifts were also proposed to balance the budget. Complete text of the Proposed 2003-2004 Governor's Budget may generally be obtained upon request to the State Department of Finance or at the website of the State Department of Finance, www.dof.ca.gov, under the heading "California Budget."

Future Budgets

     It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

     Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):


Fitch                                  Moody's                           S&P

A                                      A2                                 A

     Currently, the State's rating outlook with Fitch remains on rating watch -- negative.

     These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

     Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant. The most recent rating information may be obtained from the rating agency furnishing such ratings or at the website of the Treasurer of the State, www.treasurer.ca.gov, under the heading "Credit Ratings."

Recent Developments Regarding Natural Gas and Electricity

     During the past two years California experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. The State projects these difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

     Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") resulted in the need to implement rotating electricity blackouts in 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act (the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program").

     DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund was $6.1 billion plus accrued interest of approximately $500 million. In October and November of 2002, DWR issued approximately $11.26 billion in revenue bonds in several series and used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and to repay the General Fund. The primary source of money to pay debt service on the DWR revenue bonds is revenue from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds are not a debt or liability of the State nor do the DWR revenue bonds directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

     The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

     A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and other matters. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

Tobacco Settlement

     In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The Proposed 2003-2004 Governor's Budget forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

     The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "third annual" payment, received in April 2003, was 12 percent lower than the base settlement amount due in part to reduced sales. Future payment estimates have been reduced by a similar percentage.

     Tobacco Settlement securitization bonds issued by the State in January of 2003 were downgraded by two rating agencies in April 2003 as a result of the notification by Philip Morris, Inc ("Philip Morris"), one of the major tobacco manufacturers that it may not be able to make a scheduled payment of $2.5 billion to the settling states due to a trial court judgment rendered against Philip Morris in Illinois. Subsequently, the trial court in Illinois modified its ruling and Philip Morris made its scheduled payment of $2.5 billion on April 15, 2003.

     In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

Local Governments

     The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

     State Funding. In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03.

     The State has also provided funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including approximately $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the State's financial challenges may have an impact on whether these moneys are actually allocated to the local governments.

     Constitutional and Statutory Limitations. On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

     The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election, which added Sections 53720 to 53730 to the Government Code of the State, and requires that all new local taxes be approved by the voters. Several courts have held that Proposition 62 does not apply to charter cities, but does apply to other local government entities such as non-charter cities, counties and school districts. However, Proposition 218, as a constitutional amendment, is applicable to charter cities and supersedes many of the provisions of Proposition 62.

     On June 4, 2001, in Howard Jarvis Taxpayers Association v. City of La Habra, the California Supreme Court held that a local governmental entity's continued imposition and collection of a tax subject to the requirements of Proposition 62, without voter approval was a continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again. Various California local governments may be subject to challenge under the La Habra ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general ad valorem property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the City of La Habra decision.

     Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

     Welfare caseloads have declined with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected by the State to be 522,000, up from 507,000 cases in 2001-2002. This represents a decline from the growth in welfare caseloads in the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

     Courts. Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced. In 2002-2003, State funding of the State's trial court system will remain unchanged and county funding will increase slightly by 1.0%, as compared to 2001-2002 estimates.

     Tobacco Settlement. Local governments will receive approximately half of the settlement payments to be made by the four major cigarette manufacturers under the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers, in which the tobacco companies agreed to make certain payments to California governments in exchange for the State agreeing to drop its lawsuit and not to sue in the future for monetary damages. The State forecasts payments to local governments totaling approximately $323 million in 2002-2003. (See "Tobacco Settlement").

Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation

     Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value, an assessment practice utilized by other county assessors in the State, has been legally challenged. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

     On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). Effective upon its passage, the Smaller Classes Act allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under
Section 18 of Article XVI of the California Constitution. The reduced 55 percent voter requirement applies only to schools and community college districts.

     Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

     Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such programs by raising taxes.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-12 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-12 schools.

     Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-12 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 60 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

     At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

     Future Initiatives. Articles XIII A, XIII B, XIII C and XIII D and Propositions 2, 62, 98 and 39 were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

     Pending Litigation. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

     The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. The Court ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District 784. Plaintiffs have appealed. Briefing is underway.

     In Howard Jarvis Taxpayers Association et al. v. Kathleen Connell, the Court of Appeal upheld the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. However, the Supreme Court may consider all of the issues raised in the case. This matter was heard on April 1, 2003 and pursuant to the rules of court, a decision is expected within 90 days.

     In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et. al., Real Parties in Interest, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under
Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of several billion dollars.

     In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding.

     The State has been involved in two refund actions, California Assn. of Retail Tobacconists (CART), et al. v. Board of Equalization et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. which have been consolidated for appeal as McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. Judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 with interest, which could amount to several billion dollars by the time the cases are finally resolved.

     In Charles Davis, et al. v. California Health and Human Services Agency, et al., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at Laguna Honda Hospital should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. Rough estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

     In Stephen Sanchez, et al. v. Grantland Johnson, et al., the plaintiffs have brought a class action in federal District Court, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and various other federal laws, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not modify the scope of the program.

     In The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The trial court ruled in favor of the Franchise Tax Board on April 11, 2003. It is not yet known whether the plaintiff will appeal the decision.

     In Eisenhower Medical Center, et al. v. State Bd. of Equalization (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code Section 6369 such that they are exempt from sales and use taxes. The trial court has ruled in favor of the State Board of Equalization. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

     In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the 1998 Master Settlement Agreement between the State and the four major cigarette manufacturers as it pertains to California, Utah and the City and County of San Francisco, in which the State agreed to drop its lawsuit and not to sue in the future for monetary damages in exchange for the payment of billions of dollars by tobacco manufacturers and restrictions in marketing activities for tobacco products. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint. The District Court denied plaintiffs' motion for leave to amend and the court of appeals affirmed. It is not yet known whether the plaintiffs will seek review by the Supreme Court.

     In Grand River Enterprises Six Nations, Ltd., et al. v. Lockyer et al. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

     In Capitol People First v. Department of Developmental Services a consortium of law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the various laws including the Americans with Disabilities Act, by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program.

     In Natural Resources Defense Council et al., v. California Department of Transportation et al., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs sought an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act"). The case was tried in 1994 and a permanent injunction was issued against the Department requiring the development of various plans and programs. Plaintiffs' position is that retrofitting of the Department's facilities should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures, which amounts to $500 million through fiscal year 2006-07. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be billions of dollars.

     In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE. The issue of whether and to what extent compensation is a declaratory relief action filed by the State in September 2001, People v. ACN Energy, Inc., et al., which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions.

     On September 6, 2002, PG&E filed a complaint for breach of contract against the State in Pacific Gas and Electric Company v. The State of California. PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. In January 2002, the court dismissed the lawsuite and plaintiffs have appealed.

                                  APPENDIX B

                          RATINGS OF MUNICIPAL BONDS


Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa          Bonds which are rated Aaa are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba           Bonds which are rated Ba are judged to have speculative elements;
             their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

     Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Municipal Debt Ratings

     A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II. Nature of and provisions of the obligation;

     III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

             Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

     --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR                 Indicates that Fitch does not rate the specific issue.

Conditional        A conditional rating is premised on the successful
                   completion of a project or the occurrence of a specific event.

Suspended          A rating is suspended when Fitch deems the amount of
                   information available from the issuer to be inadequate for rating purposes.

Withdrawn          A rating will be withdrawn when an issue matures or is
                   called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert         Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD,                 Bonds are in default on interest and/or principal
DD,                  payments. Such bonds are extremely speculative and should
and D Default        be valued on the basis of their ultimate recovery value
                     in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

                     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short term Ratings

     Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

     The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                     APPENDIX C

                                          TAXABLE EQUIVALENT YIELDS FOR 2003

            Taxable Income (1)                                                        A Tax Exempt Yield of
-----------------------------------------                   -----------------------------------------------------------------------
                                                               2003
Single                                      2003 Federal    California
Return                   Joint Return       Tax Bracket     Tax Bracket      5.00%     5.50%    6.00%     6.50%     7.00%     7.50%
-------------------   -------------------   ------------   --------------   -------   -------  -------   -------   -------   ------
                                                                                         is equal to a taxable yield of
$28,401-$30,298       $47,451-$60,596           27.0%            6.0%        7.29     8.02      8.74      9.47     10.20     10.93
$30,299-$38,291       $60,597-$76,582           27.0%            8.0%        7.44     8.19      8.93      9.68     10.42     11.17
$38,292-$68,800       $76,583-$114,650          27.0%            9.3%        7.55     8.31      9.06      9.82     10.57     11.33
$68,801-$143,500      $114,651-$174,700         30.0%            9.3%        7.88     8.66      9.45     10.24     11.03     11.81
$143,501-$311,950     $174,701-$311,950         35.0%            9.3%        8.48     9.33     10.18     11.03     11.87     12.72
Over $311,950         Over $311,950             38.6%            9.3%        8.98     9.88     10.77     11.67     12.57     13.47

     ---------------

     (1) An investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay Federal alternative minimum tax, tax-free yields may be equivalent to lower taxable yields than those shown above. Stockholders subject to income taxation by states other than California will realize a lower after-tax return than California stockholders. This table is a combination of the Federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2003. Certain legislative proposals are under consideration which would change the Federal tax rates listed above and thereby affect the tax equivalent yield calculations. The California taxable yields set forth in the above table presume that taxpayers in each Federal tax bracket are in the highest California tax bracket corresponding to that Federal bracket. The tax rates shown above do not apply to corporate taxpayers subject to the California corporate franchise tax. The tax characteristics of the Fund are described more fully elsewhere in this prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

==============================================================================

         Through and including __________ ___, 2003 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




                               __________ Shares

               Muni California Intermediate Duration Fund, Inc.



                                 Common Stock









                          ---------------------------

                                  PROSPECTUS
                          ---------------------------



                              Merrill Lynch & Co.

                   [names of underwriting syndicate members]










                              ____________, 2003

                                                          CODE #_____-____ 03




==============================================================================

                           PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(1) Financial Statements:

    Independent Auditors' Report

    Statement of Assets and Liabilities as of ____________, 2003

(2) Exhibits:

    Exhibit
    Number            Description
    ------            -----------

    (a)               --Articles of Incorporation of the Fund.
    (b)               --By-Laws of the Fund.
    (c)               --Not applicable
    (d)(1)            --Portions of the Articles of Incorporation and By-Laws of the Fund defining the rights of holders of shares of common stock of the Fund.  (a)
    (d)(2)            --Form of specimen certificate for shares of common stock of the Fund.*
    (e)               --Form of Automatic Dividend Reinvestment Plan.*
    (f)               --Not applicable
    (g)               --Form of Investment Advisory Agreement between the Fund and Fund Asset Management, L.P.
                        ("FAM" or the "Investment Adviser").*
    (h)(1)            --Form of Purchase Agreement between the Fund and Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated ("Merrill Lynch") and other underwriters.*
    (h)(2)            --Form of Merrill Lynch Standard Dealer Agreement.*
    (h)(3)            --Form of Master Agreement Among Underwriters.*
    (i)               --Not applicable
    (j)               --Form of Custodian Agreement between the Registrant and ______________.*
    (k)(1)            --Form of Registrar, Transfer Agency, Dividend Disbursing Agency and Stockholder Service
                        Agreement between the Fund and ____________________.*
    (k)(2)            --Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.  (c)
    (k)(3)            --Form of Additional Compensation Agreement between FAM and Merrill Lynch.*
    (l)               --Opinion and Consent of Sidley Austin Brown & Wood LLP.*
    (m)               --Not applicable
    (n)               --Consent of _________________, independent auditors for the Fund.*
    (o)               --Not applicable
    (p)               --Certificate of FAM.*
    (q)               --Not applicable
    (r)               --Code of Ethics.*

---------------------
(a)  Reference is made to Article IV, Article V (sections 2, 3, 5, 6 and
     7), Article VI, Article VII, Article VIII, Article IX, Article X and
     Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) hereto; and to Article II, Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, filed as Exhibit (b)hereto.
(b) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
*    To be provided by amendment.

Item 25.  Marketing Arrangements.

     See Exhibits (h)(1) and (2).

Item 26.  Other Expenses of Issuance and Distribution.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration fees........................................................     $     *
                                                                                        --
     [____________] Stock Exchange listing fee................................           *
                                                                                        --
     Printing (other than stock certificates).................................           *
                                                                                        --
     Engraving and printing stock certificates................................           *
                                                                                        --
     Legal fees and expenses..................................................           *
                                                                                        --
     Accounting fees and expenses.............................................           *
                                                                                        --
     NASD fees................................................................           *
                                                                                        --
     Miscellaneous............................................................           *
                                                                                        --

     Total....................................................................           *

                                                                                        ==

---------------------
*To be provided by amendment.

Item 27.  Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

Item 28.  Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

Item 29.  Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-Laws, Article IV of the Investment Advisory Agreement and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article V of the Articles of Incorporation provides that each officer and director of the Registrant shall be indemnified and advanced expenses by the Registrant to the full extent permitted by the General Laws of the State of Maryland, now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). These rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. Article V of the Articles of Incorporation states that no amendment may be made to the Articles of Incorporation or any repeal of any provision of the Articles of Incorporation that would limit or eliminate the benefits provided to directors and officers in connection with any act or omission that occurred prior to such amendment or repeal.

     Article V of the Articles of Incorporation further provides that to the fullest extent permitted by the General Laws of the State of Maryland or decisional law, as amended or interpreted, subject to the requirements of the 1940 Act, no director or officer of the Registrant shall be personally liable to the Registrant or its security holders for money damages. No amendment of the Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

     Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the 1940 Act, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, of (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     In Section IV of the Investment Advisory Agreement, the Registrant agrees to indemnify the Investment Adviser for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of the Investment Adviser.

     FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

         Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Investment Adviser, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as subadviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.


                                    Position(s) with                     Other Substantial Business,
         Name                      Investment Adviser                 Profession, Vocation Or Employment
----------------------------   ---------------------------       -------------------------------------------------------
ML & Co.                         Limited Partner                 Financial Services Holding Company; Limited Partner
                                                                 of MLIM

Princeton Services               General Partner                 General Partner of MLIM

Robert C. Doll, Jr.              President                       President of MLIM; President of Princeton Services;
                                                                 Chief Investment Officer of OppenheimerFunds, Inc.
                                                                 in 1999 and Executive Vice President thereof from
                                                                 1991 to 1999

Donald C. Burke                  First Vice President,           First Vice President, Treasurer and Director of
                                 Treasurer and Director of       Taxation of MLIM; Treasurer of Princeton Services;
                                 Taxation                        Senior Vice President and Treasurer of Princeton
                                                                 Services from 1997 to 2002; Vice President of
                                                                 FAMD; Senior Vice President of MLIM from
                                                                 1999 to 2000; First Vice President of
                                                                 MLIM from 1997 to 1999

Lawrence D. Haber                First Vice President            First Vice President of MLIM; Senior Vice President
                                                                 and Treasurer of Princeton Services

Brian A. Murdock                 Senior Vice President and       Senior Vice President of MLIM and Chief Operating
                                 Chief Operating Officer         Officer of MLIM Americas; Chief Investment Officer
                                                                 of EMEA Pacific Region and Global CIO for Fixed
                                                                 Income and Alternative Investments; Head of MLIM's
                                                                 Pacific Region and President of MLIM Japan,
                                                                 Australia and Asia

Andrew J. Donohue                General Counsel                 General Counsel of MLIM and Princeton Services


ITEM 31.  Location of Account and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.  Management Services.

     Not applicable.

ITEM 33.  Undertakings.

     (a) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) The Registrant undertakes that:

          (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, State of New Jersey, on the 16th day of May, 2003.

                                   MUNI CALIFORNIA INTERMEDIATE DURATION
                                   FUND, INC.
                                   (Registrant)


                                   By: /s/  BRIAN D. STEWART
                                      ----------------------
                                   (Brian D. Stewart, President)

     Each person whose signature appears below hereby authorizes Brian D. Stewart, Bradley J. Lucido or David Clayton, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.

              Signatures                                      Title                                   Date
-------------------------------------    -------------------------------------------------       -------------
/s/ BRIAN D. STEWART
--------------------
(Brian D. Stewart)                       President (Principal Executive Officer) and              May 16, 2003
                                         Director

/s/ BRADLEY J. LUCIDO
---------------------
(Bradley J. Lucido)                      Treasurer (Principal Financial and Accounting            May 16, 2003
                                         Officer) and Director

/s/ DAVID CLAYTON
-----------------
(David Clayton)                          Secretary and Director                                   May 16, 2003

                                Exhibit Index

      Exhibit                                                  Description

(a)                 --      Articles of Incorporation of the Registrant.

(b)                 --      By-Laws of the Registrant.